SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

Cagle’s, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-07138	58-0625713
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1385 Collier Road NW, Atlanta, GA	30318
(Address of principal executive offices)	(Zip Code)

(404) 355-2820

(Registrants telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 19, 2011, Cagle’s, Inc. (the “Company”) and its wholly-owned subsidiary Cagle’s Farms, Inc. (the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division (the “Bankruptcy Court”).

On November 30, 2011, the Debtors filed their standard monthly operating report for the period from October 20, 2011 to October 29, 2011 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company is contemplating terminating its registration and suspending its duty to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not prepared in accordance with Generally Accepted Accounting Principles in the United States, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter than or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Exchange Act.  These statements are based on current expectations, estimates, forecasts, and projections about the industry in which we operate and the beliefs and assumptions of our management.  Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements.  In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our business, and other characterizations of future events or circumstances are forward-looking statements.  These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Although it is not possible to predict or identify all such factors, they may include the risks discussed in “Item 1A. — Risk Factors” contained in the Company’s Annual Report on Form 10-K for its fiscal year ended April 2, 2011 filed with the Securities and Exchange Commission on June 8, 2011, which are incorporated herein by reference.

In the event that the risks and uncertainties disclosed or referred to in this report or discussed in the Company’s other public statements cause the results of the Company to differ materially from those expressed in its forward-looking statements, the Company’s business, financial condition, results of operations or liquidity, and the interests of creditors, equity holders and other constituents, could be materially adversely affected. The Company does not undertake any obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Debtors’ Standard Monthly Operating Report (Business) for the Period from October 20, 2011 to October 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle’s, Inc.
(Registrant)

Date: December 20, 2011

By:	/s/ Harry C. Woodring
Harry C. Woodring
Chief Financial Officer